EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITEDSTATES CODE as adopted pursuant to SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I,  Edward  Alexander,  the chief executive officer and chief financial officer of  Proton  Laboratories,  Inc.  , certify that (i) the Quarterly Report on Form 10-QSB Amendment Number 1 for the quarter ended March 31, 2007, as filed by the Company with the Securities  and  Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act  of  1934, as amended; and (ii) the information contained in the Form 10-QSB financial  statements  fairly  presents, in all material respects, the financial condition  and  results  of  operations  of  Proton  Laboratories,  Inc.

January 4, 2008	By: /s/ Edward Alexander
EDWARD ALEXANDER
Chief Executive Officer and President

This  certification  accompanies  this  Report  pursuant  to  Section 906 of the Sarbanes-Oxley  Act  of  2002  and  shall not be deemed filed by the Company for purposes  of  Section  18  of  the  Securities Exchange Act of 1934, as amended.

A  signed  original  of  this written statement required by Section 906 has been provided  to  Proton  Laboratories,  Inc.  and  will  be  retained  by  Proton Laboratories,  Inc.  and  furnished to the Securities and Exchange Commission or its  staff  upon  request.